Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
Note 23 - Subsequent Events
In November 2023, the Company entered into a $180 million Super Senior Credit Facility, comprised of a $150 million RCF and a $30.0 million Guarantee Facility. In August 2024, the Company amended the $30.0 million Guarantee Facility increasing the Guarantee Facility to $45.0 million and the total facility to $195.0 million.
In August 2024, we issued $150.0 million principal amount of additional 10% Senior Secured Notes due in 2028 under the same terms and conditions as the $1,025.0 million Senior Secured Notes due 2028 issued in November 2023 and the additional $200.0 million issued in March 2024.
On August 14, 2024, the Company declared a cash distribution of $0.10 per share, which is expected to be paid to our shareholders on or around September 6, 2024.